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                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) May 20, 1999
                                                          ------------


                   AIRCRAFT SERVICE INTERNATIONAL GROUP, INC.
                   ------------------------------------------
                            (Exact Name of Registrant
                          as Specified in its Charter)

                                    Delaware
                          ----------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

        333-64513                                          65-0822351
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


     1815 Griffin Road, Suite 300, Dania, Florida                 33004-2252
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       (Address of Principal Executive Offices)                  (Zip Code)

                                 (954) 926-2000
                         ------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                         -------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


                                   Copies to:
                                 Eric K. Graben
                     Wyche, Burgess, Freeman & Parham, P.A.
                         44 East Camperdown Way (29601)
                                  P.O. Box 728
                            Greenville, SC 29602-0728
                                 (864) 242-8200

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Item 2: Acquisition or Disposition of Assets.

         On May 20, 1999, Elsinore Acquisition Corporation ("EAC"), a newly-created, wholly-owned subsidiary of Aircraft Service International Group, Inc. (the "Company") acquired substantially all of the assets of Elsinore, L.P., which includes Elsinore, L.P.'s 23 operating units in 10 states, the U.S. Virgin Islands and Puerto Rico providing a variety of ground handling, fueling, aircraft cleaning, and other aviation services to major commercial airlines. EAC will continue substantially the same business conducted by Elsinore, L.P. The Company and its sole shareholder, Ranger Aerospace Corporation, are guarantors of EAC's obligations under the agreement governing the asset purchase.

         The total consideration paid by EAC was approximately $6,224,372 (subject to post-closing adjustments), which amount includes $5,000,000 in cash, a promissory note in the principal amount of $899,372 and the assumption by EAC of approximately $325,000 of liabilities of Elsinore, L.P. The promissory note has a term of one year from the date of purchase, and its principal amount is subject to post-closing adjustments. The purchase price was determined based on negotiations between the parties. The Company borrowed the cash portion of the purchase price from Key Corporate Capital, Inc. ("Key") pursuant to the terms of an amendment to the Company's existing credit facility with Key, which the Company in turn loaned to EAC.


Item 7: Financial Statements and Exhibits.

(a)      Financial Statements of Elsinore, L.P.

         To be filed by amendment no later than August 2, 1999.

(b)      Pro Forma Financial Information.

         To be filed by amendment no later than August 2, 1999.

(c)      Exhibits.

         2.1 Asset Purchase Agreement dated May 20, 1999, by and among Elsinore Acquisition Corporation and Elsinore, L.P., and with respect to Article VIII and Section 9.8 only, Ranger Aerospace Corporation, Aircraft Service International Group, Inc., Air/Lyon, Inc., Air/Lyon Associates, LP, Elsinore Aerospace Services, LP and Elsinore Services Corporation, and with respect to Section 9.8 only, General William Lyon. (The exhibits and schedules to the asset purchase agreement, as described therein, have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of such exhibits and schedules shall be furnished supplementally to the Securities and Exchange Commission upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AIRCRAFT SERVICE INTERNATIONAL
                                             GROUP, INC.

Date: June 4, 1999                           By: /s/ Michael A. Krane
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                                                     Michael A. Krane
                                                     Vice President  - Finance &
                                                     Chief Financial Officer


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